SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

I.	Evergreen Disciplined Small-Mid Value Fund (the “Fund”)

The prospectuses and Statement of Additional Information of the Fund are hereby supplemented as follows:

                The Fund’s Board of Trustees has approved the liquidation of the Fund, which is expected to take place on or about September 26, 2008. Effective after the close of business on July 31, 2008, shares of the Fund will no longer be available for purchase by new shareholders.

June 12, 2008                                                                                                                                                         582545   (6/08)